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EXHIBIT 10.6C

                  SIXTH AMENDMENT TO INDUSTRIAL BUILDING LEASE
                    BETWEEN J. J. AND W. AND VENTRITEX, INC.

         This Amendment is entered into as of the 11th day October, 1995 by and between J. J. AND W., a general partnership (herein "Landlord"), and VENTRITEX, INC., a Delaware corporation (herein "Tenant").

         WHEREAS, the parties hereto previously executed a written Industrial Building Lease dated April 11, 1988, for a portion of the building commonly known as Building "C", and originally designated as 707 East Evelyn Avenue, Sunnyvale, Santa Clara County, California, which Post Office designation was later changed to 709 East Evelyn Avenue, Sunnyvale, California; and

         WHEREAS, the parties hereto executed a First Amendment to said Industrial Building Lease which Amendment was dated October 21, 1988; and

         WHEREAS, the parties hereto executed a Second and Third Amendment to said Industrial Building Lease whereby Tenant leased the remaining space in Building "C" and extended the term; and

         WHEREAS, the parties hereto executed a Fourth and Fifth Amendment to said Industrial Building Lease whereby Building "A" and Building "B" where added to the premises leased by Tenant;

         WHEREAS, said Industrial building Lease, as currently amended, expires on July 31, 1997 but the parties desire to extend same;

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. The term of the Industrial Building Lease, as previously amended, is hereby extended to December 31, 2000.

         2. The monthly Minimum Base Rent for the premises for the period added by this Amendment shall be as follows:

         Aug. 1, 1997 - July 31, 1998:      $116,700.00
         Aug. 1, 1998 - July 31, 1999:      $118,256.00
         Aug. 1, 1999 - Dec. 31, 2000:      $119,812.00

         3. Tenant, having occupied the premises, accepts the premises in an "AS IS" condition. Tenant acknowledges that some of the floor tiles are damaged and need replacement due to seepage problems related to underground water. Tenant acknowledges that Landlord is not responsible for the repair, maintenance, or replacement of floor tile in any portion of the premises and Tenant agrees to pay for and install new floor tile sections as Tenant, in its sole discretion, deems appropriate.
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Landlord shall provide an allowance of up to $20,000.00 for Landlord and/or
Tenant to obtain mutually agreed upon consulting and testing services to develop a floor sealant process to prevent, resist, or minimize ground water seepage. Tenant shall have no right to any unused allowance remaining as of December 31, 2000.

         4. In the event Tenant shall not then be in default hereunder and shall have made all previous rental payments in a timely manner (no more than one payment in each calendar year being delinquent, as defined in Paragraph 7 of the Industrial Building Lease), Tenant shall have the right, not earlier than December 31, 1999 and no later than March 31, 2000, to renew the term of the Lease for a further term of five (5) years commencing on January 1, 2001 on the terms and conditions set forth in Paragraph 4(b) through 4(e), inclusive, of the Industrial Building Lease dated April 11, 1988.

         5. Each party warrants to the other that it knows of no real estate broker or agent who is entitled to a commission in connection with this extension. Each party agrees to indemnify and hold the other harmless from any cost, expense, or liability for any compensation, commissions, or charges claimed by any other broker or agent who alleges he is owed a compensation through it.

         6. In the event of any conflict between the terms of this Sixth Amendment and any prior Amendments or the Industrial Building Lease, the terms of this Sixth Amendment shall prevail. The parties hereto agree that except for the right of Tenant to extend the Lease for five (5) years beginning January 1, 2001, no other right to extend the term of the Lease exists.

         7. Except as set forth herein, the terms and conditions of the above referred to Industrial Building Lease, as previously amended, are hereby ratified and confirmed.


Landlord:

J. J. AND W., A General Partnership

         By:____________________________   Date:__________________________


Tenant: VENTRITEX, INC.

         By:____________________________   Date:__________________________
            Title



lease/jjw2.am6101195